UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TKB CRITICAL TECHNOLOGIES 1
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2023

TKB Critical Technologies 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 426-2055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 25, 2023, TKB Critical Technologies 1, a Cayman islands exempted company (the “Company”), TKB Sponsor I, LLC (“Sponsor”), each independent director of the Company (the “Directors”), and affiliates of Roth Capital Partners and Craig-Hallum Capital Group llc (the “Buyers”) entered into a Securities Transfer Agreement (the “Agreement”) pursuant to which Sponsor and the Directors have agreed to sell to Buyers, and Buyers have agreed to purchase from Sponsor and the Directors, an aggregate of 4,312,500 ordinary shares consisting of 4,237,500 Class A ordinary shares and 75,000 Class B ordinary shares and 8,062,500 private placement warrants (together, the “Transferred Securities”) for an aggregate purchase price (the “Purchase Price”) of $1.00 (the “Transaction”).

Pursuant to the Agreement, among other things:

●	on the closing date of the Transaction (the “Closing Date”), Buyers will contribute $31,000 to Sponsor to be used to pay certain outstanding invoices, loans, accounts payable, accrued expenses and other liabilities of the Company;

●	on the closing date of the Company’s initial business combination, Buyers will cause the Company to use $300,000 to pay certain liabilities;

●	conditioned on the approval by the Company’s shareholders of the Extension (as defined below), Buyers will contribute to the Company as a loan the lesser of (i) $60,000 and (ii) an aggregate amount equal to $0.03 multiplied by the number of public shares of the Company that are not redeemed in connection with the shareholder vote to approve the Extension, for each month of the Extension elected by Buyers;

●	prior to the Closing Date, the Directors will convert the portion of the Class B ordinary shares to be retained by them following the transfer of the Transferred Securities into Class A ordinary shares of the Company on a one-for-one basis (the “Class B Conversion”);

●	effective on the Closing Date, Philippe Tartavull, Greg Klein and Angela Blatteis will resign from their roles as officers and directors of the Company and the Company will appoint the individuals designated by Buyers as officers and directors;

●	upon the expiration of certain waiting periods contemplated by the Agreement, the incumbent independent directors of the Company will resign and be replaced by individuals designated by Buyers.

Following the closing of the Transaction, Sponsor will have certain continuing rights, including a right of first refusal to repurchase the Transferred Securities in certain circumstances as set forth in the Agreement and the right to invest up to 25% of certain financings.

The closing of the Transaction is conditioned upon, among other things, (i) the termination of the Business Combination Agreement (as defined below) and the complete release of actual or potential claims or liabilities thereunder, (ii) continued listing of the Company’s Class A ordinary shares on Nasdaq, (iii) the waiver by the underwriters of the Company’s initial public offering of their rights to deferred underwriting compensation pursuant to the Underwriting Agreement dated as of October 26, 2021, between the Company and Jefferies LLC as representative of the underwriters named therein, and (iv) the occurrence of the Class B Conversion.

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The Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate organization, corporate authority, and compliance with applicable laws. The representations and warranties of each party set forth in the Agreement were made solely for the benefit of the other parties to the Agreement, and investors are not third-party beneficiaries of the Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Agreement, which may differ from what may be viewed as material by investors, (ii) were made only as of the date of the Agreement or such other date as is specified in the Agreement, and (iii) may have been included in the Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding any of the parties or their respective businesses.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement, which is filed hereto as Exhibit 10.1, and which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously announced, on January 10, 2023, the Company entered into a business combination agreement (as amended on March 27, 2023, the “Business Combination Agreement”) with Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), and Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands and a direct, wholly owned subsidiary of Wejo (“Merger Sub 1”) and upon execution of a joinder to the Business Combination Agreement, each of Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned subsidiary of Wejo (“Holdco”), and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a wholly owned Subsidiary of Holdco (“Merger Sub 2”).

On June 25, 2023, the Company, Wejo, Holdco, Merger Sub 1 and Merger Sub 2 entered into that certain Mutual Termination Agreement (“Termination Agreement”) pursuant to which the parties mutually agreed to terminate the Business Combination Agreement pursuant to Section 7.1(a) thereof. The Termination Agreement also includes mutual releases of the parties. No party will be required to pay a termination fee as a result of the mutual decision to enter into the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Termination Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The termination of the Business Combination Agreement also terminates the Voting Agreement, dated as of January 10, 2023 (“Wejo Voting Agreement”) between the Company and certain shareholders of Wejo and the Voting Agreement, dated as of January 10, 2023 (the “Sponsor Voting Agreement”) between the Company, Sponsor and Directors, pursuant to the terms of the Wejo Voting Agreement and Sponsor Voting Agreement, respectively.

Item 7.01 Regulation FD Disclosure.

On June 26, 2023, the Company issued a press release announcing that it had filed the Proxy Supplement (as defined below) in connection with the extraordinary general meeting (“Meeting”) scheduled to be held on June 26, 2023, to seek shareholder approval of an amendment to the Company’s amended and restated memorandum and articles of association to extend the period of time in which the Company must complete an initial business combination (the “Extension”), among other things. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

On June 26, 2023, the Company filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 15, 2023 (the “Extension Proxy Statement”). The Proxy Supplement announces (i) that the Company plans to open the Meeting as scheduled on June 26, 2023, at 11:30 a.m. Eastern Time, subject to the consent of the shareholders of the Company constituting a quorum as set out in the Company's amended and restated articles of association, and then immediately adjourn the Meeting to June 28, 2023 at 11:30 a.m. Eastern Time; and (ii) that because the Company intends to adjourn the Meeting to June 28, 2023, the redemption deadline will be extended to 5:00 p.m. on June 26, 2023.

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Shareholders who have previously submitted shares for redemption or who have voted by proxy do not need to do anything prior to the Meeting unless they change their decision as to redemption or voting.

The foregoing description of the Proxy Supplement is not complete and is qualified in its entirety by reference to the text of such document, which was filed with the Securities and Exchange Commission on June 26, 2023, and is incorporated herein by reference.

Additional Information and Where to Find It

The Company filed the Extension Proxy Statement to be used to seek shareholder approval of the Extension, among other things. The Company mailed the Extension Proxy Statement to its shareholders of record as of June 9, 2023 on or about June 15, 2023. The Company filed the Proxy Supplement to the Extension Proxy Statement on June 26, 2023. Investors and security holders of the Company are advised to read the Extension Proxy Statement, the Proxy Supplement and any other amendments or supplements thereto, because these documents contain or will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement and the Proxy Supplement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: TKB Critical Technologies 1, 400 Continental Blvd, Suite 600, El Segundo, CA 90245.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended (the “Annual Report”), the Extension Proxy Statement, and the Proxy Supplement. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and the exhibits hereto are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K and such exhibits, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1†	Securities Transfer Agreement, dated June 25, 2023.
10.2	Termination Agreement, dated June 25, 2023.
99.1	Press release dated June 26, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL).

†	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB Critical Technologies 1

	By:	/s/ Angela Blatteis
		Name:	Angela Blatteis
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: June 26, 2023

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Exhibit 10.1

Execution Copy

SECURITIES TRANSFER AGREEMENT

THIS SECURITIES TRANSFER AGREEMENT (this “Agreement”), dated June 25, 2023 (“Effective Date”), is by and among TKB Sponsor I, LLC, a Delaware limited liability company (the “Sponsor”), the individuals or entities listed on Schedule A hereto (collectively, the “Buyers”), TKB Critical Technologies 1, a Cayman Islands exempted company (the “SPAC”), and the independent directors of SPAC listed on the signature pages hereto (the “SPAC Directors”) (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, SPAC completed its initial public offering on October 29, 2021 (the “IPO”), and pursuant to its Amended and Restated Memorandum and Articles of Association (the “Articles”), SPAC has until June 29, 2023, to complete a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, reorganization, contractual control arrangement or other similar type of transaction (a “Business Combination”);

WHEREAS, SPAC has filed with the Securities and Exchange Commission (“SEC”) a proxy statement seeking shareholder approval to, among other things, amend the Articles to extend the date by which SPAC has to complete a Business Combination (the “Extension”);

WHEREAS, SPAC had previously entered into a business combination agreement with Wejo Group Limited and such business combination agreement was terminated on the Effective Date;

WHEREAS, SPAC has not completed a Business Combination;

WHEREAS, the Sponsor is the owner of 5,650,000 of the SPAC’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), which Class A ordinary shares were converted on a one-to-one basis from Class B ordinary shares on January 18, 2023, and 10,750,000 warrants to purchase Class A ordinary shares at an initial exercise price of $11.50 per share (the “Private Placement Warrants”) and each SPAC Director is the owner of 25,000 of the SPAC’s Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares” and together the Class A ordinary shares, the “Founder Shares”).

WHEREAS, the Parties desire that (i) Sponsor and the SPAC Directors sell, and Buyers purchase an aggregate of 4,312,500 Founder Shares consisting of 4,237,500 Class A ordinary shares and 75,000 Class B ordinary shares and 8,062,500 of the outstanding Private Placement Warrants (collectively, the “Transferred Securities”) for an aggregate purchase price of $1.00 (the “Purchase Price”), (ii) prior to the Closing Date (as defined below), SPAC Directors convert the portion of the Class B ordinary shares that will be retained by them following the transfer of the Transferred Securities hereunder into Class A ordinary shares on a one-for-one basis (the “Class B Conversion”), (iii) Buyers contribute $31,000 on the Closing Date (the “Closing Date Contribution”), (iv) Buyers will cause SPAC to pay $300,000 on and contingent upon the closing date of a Business Combination (the “Business Combination Closing Contribution, and together with the Effective Date Contribution, the “Contribution”), to be used to pay certain outstanding invoices, loans accounts payable, accrued expenses and other liabilities of SPAC (collectively, the “Liabilities”), (v) prior to the Closing (as defined below), Sponsor and SPAC take all actions necessary to ensure that SPAC has fully satisfied, discharged and paid all of SPAC’s Liabilities other than those reflected on Schedule 6(d)(vi), (vi) Buyers cause SPAC to make all filings with the SEC in connection with the transactions contemplated by this Agreement and the Extension, and pay all costs and expenses associated therewith, including any contribution to the SPAC’s trust account in connection with the Extension, (vii) SPAC obtain a waiver of the deferred underwriting fee from the underwriters of the IPO, and (viii) the officers and directors of the SPAC resign in accordance with Section 7(a) hereto and the persons designated by Buyers be appointed as officers and directors of the SPAC (collectively, the “Transaction”); and

WHEREAS, SPAC’s board of directors has determined that the Transaction provides SPAC with an increased likelihood to consummate a Business Combination and that it is in the best interests of SPAC and its shareholders to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Purchase and Sale of Transferred Securities. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties herein made by the Sponsor and the SPAC Directors at the Closing, immediately following the removal and replacement of SPAC’s existing officers with the persons designated by Buyer pursuant to Section 7(a), Sponsor and the SPAC Directors shall sell, assign, convey and deliver to Buyers, and Buyers shall purchase and accept from the Sponsor and the SPAC Directors, all of Sponsor’s and each SPAC Director’s right, title and interest in, to and under the Transferred Securities, free and clear of all mortgages, liens, pledges, charges, security interests, encumbrances or other adverse claims of any kind (collectively, “Liens”) other than Liens on transfer imposed under applicable securities laws. In consideration for the sale of the Transferred Securities, Buyers shall pay to Sponsor the Purchase Price in cash or wire transfer of immediately available funds at the Closing. Sponsor and the SPAC Directors will deliver to the Buyers at the Closing irrevocable instruction letters addressed to Continental Stock Transfer & Trust Company, the SPAC’s transfer agent (“CST”), instructing CST to transfer to the Buyers as soon as legally permissible (and in accordance with Schedule A) the Transferred Securities together with duly executed stock powers attached thereto, along with such other instruments and documents that may be necessary or desirable to effect the transfer of the Transferred Securities.

2. SPAC Liabilities; Contribution. On the Closing Date, Buyers shall pay the Closing Date Contribution to Sponsor. Subject to the closing of a Business Combination, upon the closing of a Business Combination, Buyers shall cause the SPAC to use the Business Combination Closing Contribution to pay the parties and in the amounts listed on Schedule 6(d)(vi). Prior to the Closing, Sponsor and SPAC shall take all actions necessary to ensure that SPAC has fully satisfied, discharged and/or paid all the Liabilities incurred by SPAC on or prior to the Effective Date other than those Liabilities as set forth on Schedule 6(d)(vi).

3. Extension; Working Capital Loan. SPAC shall make all filings with the SEC in connection with the Extension as the Buyers may determine are necessary or desirable, it being understood and agreed that Sponsor and the SPAC Directors shall not be obligated to make any payments or loans to SPAC in connection with the Extension and Sponsor shall not be required to and shall not fund any of the Liabilities of SPAC from and after the Closing Date. The Buyers shall be responsible for paying all Liabilities of SPAC relating to the Extension, whether incurred prior to the Closing Date or after the Closing Date (the “Extension Liabilities”) with any such Extension Liabilities incurred prior to the Closing Date as set for on Schedule 3 hereto. Additionally, in connection with the Extension, the Buyers shall loan to the SPAC an amount equal to the lesser of (i) $60,000 or (ii) $0.03 per public share multiplied by the number of public shares outstanding following the Extension, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised, which amount shall be transferred to CST for deposit into the SPAC’s trust account. Such working capital loan shall be evidenced by a promissory note in form customary for transactions of this type. Notwithstanding the foregoing, it shall be in the sole discretion of the Buyers as to whether any monthly Extension is made. In the event that Buyers opt to not make a monthly Extension after the third monthly Extension, Sponsor and SPAC Directors shall have the right to repurchase the Transferred Securities for a purchase price of $1.00 plus the repayment of all amounts that Buyers have paid on behalf of the SPAC in connection with the transactions contemplated hereby (the “Repurchase”). In the event of a Repurchase, all of Buyers’ obligations hereunder shall terminate as of the effective time of the Repurchase including, without limitation, the obligation to cause the SPAC to make the Business Combination Closing Contribution.

4. Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 8, the closing of the transactions contemplated hereby (the “Closing”) will take place electronically on a remote basis, at 10:00 a.m. Eastern time on the first business day following the satisfaction of the conditions to Closing set forth herein, or on such other date as may be fixed for the Closing by written agreement between the Sponsor, SPAC and Buyers (the “Closing Date”).

5. Retained Securities. The Parties acknowledge that, after the sale and purchase set forth in Section 1 of this Agreement but subject to Section 11(e) hereof, Sponsor and the SPAC directors will retain, collectively, 1,437,500of the outstanding Founder Shares and 2,687,500 of the outstanding Private Placement Warrants (collectively, the “Retained Securities”). Sponsor and the SPAC Directors shall vote all Retained Securities in favor of the Extension, the Business Combination, and the other proposals submitted by SPAC to its shareholders in connection therewith. Prior to the Closing Date, the SPAC Directors shall each instruct CST to effect the Class B Conversion and SPAC shall cause its counsel, White & Case LLP, to issue an opinion to CST that the Class B Conversion may be made without registration under the Securities Act of 1933, as amended (“Securities Act”). Following the Class B Conversion, Sponsor and the SPAC Directors will not own any Class B ordinary shares.

6. Representations and Warranties.

(a) Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to the Buyers as follows:

(i) Sponsor has all requisite power and authority to enter into, execute and deliver this Agreement and to consummate the Transaction and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Sponsor and the consummation by the Sponsor of the Transaction and the other transactions contemplated hereby have been duly authorized by all necessary action on the part of the Sponsor.

(ii) This Agreement has been duly executed and delivered by the Sponsor and, assuming the due authorization, execution and delivery of this Agreement by each other Party, constitutes a valid and binding obligation of the Sponsor, enforceable in accordance with its terms, except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(iii) The execution and delivery of this Agreement by the Sponsor and the consummation by the Sponsor of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to the Sponsor or (B) conflict with, result in any breach of or constitute a default under (1) the organizational documents of the Sponsor (“Organizational Documents”), (2) any order, writ, judgment, award or decree of any court, governmental authority, bureau or agency to which the Sponsor is a party or by which the Sponsor may be bound or (3) any contract or other agreement or undertaking to which the Sponsor is a party or by which the Sponsor may be bound.

(iv) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, is required by or with respect to the Sponsor in connection with the execution and delivery of this Agreement or the consummation by the Sponsor of the Transaction and the other transactions contemplated hereby.

(v) The Sponsor has, and upon transfer by the Sponsor of the Transferred Securities being transferred by the Sponsor hereunder Buyers will have, good and marketable title to the Transferred Securities being transferred by the Sponsor hereunder, free and clear of any Liens other than the restrictions on resale under the Securities Act, and state securities laws and subject to the terms and conditions of the Insider Letter (as defined herein).

(vi) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Sponsor who would be entitled to any fee or commission from Sponsor in connection with the transactions contemplated in this Agreement for which Buyers or SPAC would be liable following the Closing.

(b) Representations and Warranties of the SPAC Directors. Each SPAC Director hereby represents and warrants to the Buyers, individually but not respect to any other SPAC Director, as follows:

(i) This Agreement has been duly executed and delivered by the SPAC Director and, assuming the due authorization, execution and delivery of this Agreement by each other Party, constitutes a valid and binding obligation of the SPAC Director, enforceable in accordance with its terms, except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(ii) The execution and delivery of this Agreement by the SPAC Director and the consummation by the SPAC Director of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to the SPAC Director or (B) conflict with, result in any breach of or constitute a default under any contract or other agreement or undertaking to which the Sponsor is a party or by which the SPAC Director may be bound.

(iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, is required by or with respect to the SPAC Director in connection with the execution and delivery of this Agreement or the consummation by the SPAC Director of the Transaction and the other transactions contemplated hereby.

(iv) The SPAC Director has, and upon transfer by the Sponsor of the Transferred Securities being transferred by the SPAC Director hereunder Buyers will have, good and marketable title to the Transferred Securities being transferred by the SPAC Director hereunder, free and clear of any Liens other than the restrictions on resale under the Securities Act and state securities laws and subject to the terms and conditions of the Insider Letter.

(v) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the SPAC Director who would be entitled to any fee or commission from SPAC Director in connection with the transactions contemplated in this Agreement for which Buyers or SPAC would be liable following the Closing.

(c) Representations and Warranties of the Buyers. Each Buyer represents and warrants to the Sponsor and SPAC Directors, individually but not respect to any other Buyer as follows:

(i) The Buyer has all requisite power and authority to enter into this Agreement and to consummate the Transaction and the other transactions contemplated hereby.

(ii) This Agreement has been duly executed and delivered by the Buyer and, assuming the due authorization, execution and delivery of this Agreement by each other Party, constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(iii) The execution and delivery of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to the Buyer or (B) conflict with, result in any breach of or constitute a default under (1) the Buyer’s Organizational Documents, (2) any order, writ, judgment, award or decree of any court, governmental authority, bureau or agency to which the Sponsor is a party or by which the Sponsor may be bound or (3) any contract or other agreement or undertaking to which the Buyer is a party or by which the Buyer may be bound.

(iv) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, including registration of the sale of the Securities under the Securities Act or any equivalent state or foreign law or regulation, is required by or with respect to the Buyer in connection with the execution and delivery of this Agreement or the consummation by the Buyer of the Transaction and the other transactions contemplated hereby.

(v) The Transferred Securities to be acquired by the Buyer will be acquired for investment for the respective Buyer’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. The Buyer does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or to any third party, with respect to any of the Transferred Securities. The Buyer, if an entity, has not been formed for the specific purpose of acquiring the Transferred Securities.

(vi) Buyer is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Buyer understands that the transfer of the Securities hereunder has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Buyer’s representations as expressed herein. The Buyer has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Transferred Securities and of making an informed investment decision, and has conducted a review of the business and affairs of SPAC that it considers sufficient and reasonable for purposes of purchasing the Transferred Securities.

(vii) Neither the Buyer nor any person affiliated with the Buyer is subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

(viii) Buyer understands and agrees that the Transferred Securities have not been registered under the Securities Act or the securities laws of any state of the United States, and that the sale of the Transferred Securities will be effected in reliance upon one or more exemptions from registration afforded under the Securities Act. Buyer acknowledges and agrees that the Transferred Securities may not be offered, resold, transferred, pledged or otherwise disposed of by Buyer absent an effective registration statement under the Securities Act, except (i) to SPAC or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1½”), or (iii) in an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Transferred Securities will contain a restrictive legend to such effect. Buyer acknowledges and agrees that the Transferred Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Buyer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Transferred Securities and may be required to bear the financial risk of an investment in the Transferred Securities for an indefinite period of time. Buyer acknowledges that the Transferred Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing of certain required information with the SEC after the closing of a Business Combination. Buyer acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Transferred Securities.

(ix) Buyer has reviewed the SPAC SEC Documents (as defined below), including the exhibits thereto. Buyer is not relying on any other information concerning SPAC or the Transferred Securities in connection with acceptance of the Transferred Securities, other than as set forth herein.

(x) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer who would be entitled to any fee or commission from SPAC in connection with the transactions contemplated in this Agreement for which Sponsor would be liable.

(d) Representations and Warranties of SPAC. SPAC represents and warrants as follows:

(i) SPAC has all requisite power and authority to enter into, execute and deliver this Agreement and to consummate the Transaction and the other transactions contemplated hereby. The execution and delivery of this Agreement by the SPAC and the consummation by the SPAC of the Transaction and the other transactions contemplated hereby have been duly authorized by all necessary action on the part of the SPAC.

(ii) This Agreement has been duly executed and delivered by the SPAC and, assuming the due authorization, execution and delivery of this Agreement by each other Party, constitutes a valid and binding obligation of the SPAC, enforceable in accordance with its terms, except as enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors or general principles of equity.

(iii) The execution and delivery of this Agreement by the SPAC and the consummation by the SPAC of the transactions contemplated hereby will not (A) violate any provision of any existing law, statute, rule, regulation or ordinance applicable to the SPAC or (B) conflict with, result in any breach of or constitute a default under (1) the Organizational Documents of the SPAC, (2) any order, writ, judgment, award or decree of any court, governmental authority, bureau or agency to which the SPAC is a party or by which the SPAC may be bound or (3) any contract or other agreement or undertaking to which the SPAC is a party or by which the SPAC may be bound.

(iv) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, is required by or with respect to the SPAC in connection with the execution and delivery of this Agreement or the consummation by the SPAC of the Transaction and the other transactions contemplated hereby.

(v) SPAC has filed or furnished (as applicable) all forms, reports, schedules statements and documents with the SEC under the Securities Act or Securities Exchange Act of 1934, as amended, since its formation (the “SPAC SEC Documents”). The SPAC SEC Documents complied as to form when filed, or, if amended, at the time of such amendment. All contracts and amendments thereto required to be filed as material contract exhibits to the SPAC SEC Documents have been so filed.

(vi) Schedule 6(d)(vi) hereto contains a true and correct list of Liabilities of SPAC as of the Effective Date, other than the Extension Liabilities, and there are no other Liabilities of SPAC as of the Effective Date other than the Liabilities set forth on Schedule 6(d)(vi) and the Extension Liabilities. The service providers listed on Schedule 6(d)(vi) have waived all amounts outstanding and owing to them in excess of the amounts listed on Schedule 6(d)(vi), and SPAC has provided such waivers to Buyers. Prior to the Closing, SPAC shall take all actions to ensure that SPAC has satisfied, discharged or paid all Liabilities other than the Liabilities listed on Schedule 6(d)(vi) (which, for the avoidance of doubt, will be paid by SPAC using the Business Combination Closing Contribution, if and to the extent, a Business Combination is consummated pursuant to Section 2 hereof) and the Extension Liabilities.

(vii) There have been no amendments to the Organizational Documents of the SPAC that have not been publicly filed with the Securities and Exchange Commission.

(viii) No director, officer, the Sponsor or any Sponsor-related entity is entitled to the receipt of any fee or reimbursement of any expenses in connection with an initial Business Combination.

(ix) There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of SPAC who would be entitled to any fee or commission from SPAC in connection with the Transactions for which Buyers or SPAC would be liable after the Closing Date.

(x) Since March 31, 2023, no event, change, occurrence, development or condition has occurred and is continuing that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (1) the business, financial condition or results of operations of the SPAC or (2) the ability of the SPAC to consummate the transactions contemplated hereby in accordance with the terms of this Agreement.

(xi) The SPAC has 5,750,000 Founders Shares outstanding consisting of 5,650,000 Class A ordinary shares and 100,000 Class B ordinary shares and 10,750,000 Private Placement Warrants. With the exception of Sponsor and the SPAC Directors, no other person has any right to any of the Transferred Securities.

7. Operations of the SPAC.

(a) Management. Concurrently with the execution of this Agreement, SPAC’s officers shall execute and deliver to Buyers resignation letters, which letters shall take effect on the Closing Date. Upon the Closing, SPAC shall take such actions as necessary to effectuate the removal and replacement of SPAC’s existing officers with the persons designated by Buyers. Concurrently with the execution of this Agreement, SPAC’s directors shall execute and deliver to Buyers resignation letters so that (i) effective as of the Closing, Philippe Tartavull, Greg Klein and Angela Blatteis shall resign and be replaced by at least one individual designed by the Buyers (the “New Director”) to be appointed by the remaining members of the SPAC’s board of directors as of the Closing, and (ii) effective following the Closing upon expiration of all applicable waiting periods under Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, the other remaining legacy directors of SPAC shall resign and be replaced by individuals designated by the New Director.

(b) Services Agreement. On or prior to the Closing Date, SPAC shall terminate, and Sponsor shall cause Tartavull Klein Blatteis Capital, LLC (“TKB Capital”), an affiliate of Sponsor, to terminate, that certain Administrative Services Agreement between SPAC and TKB Capital dated as of October 26, 2021 (the “Services Agreement”) and no further payments or accruals of payments shall be made pursuant to that agreement. Sponsor shall cause TKB Capital to forgive and fully discharge without payment therefor all fees that are outstanding under the Services Agreement as of the Closing Date.

(c) SPAC Working Capital. Except as otherwise set forth herein, SPAC working capital needs during the period from Closing to the consummation of the Business Combination shall be financed by the Buyers and will be evidenced by promissory notes to be entered into between the SPAC and one or more of the Buyers which will be payable upon consummation of the Business Combination. For the avoidance of doubt, the Sponsor shall not be obligated to make any payments or loans to SPAC from and after the Closing.

(d) SPAC Taxes. To the extent permitted under that certain Investment Management Trust Agreement, dated October 26, 2021 (“Trust Agreement”), between the SPAC and CST, tax obligations of the SPAC shall be paid by interest from the trust account of the SPAC.

8. Closing Conditions.

(a) Conditions to Each Party’s Obligations. The obligations of the Buyers and Sponsor hereunder are subject to the fulfillment at or prior to the Closing of the following conditions:

(i) No preliminary or permanent injunction or other order shall have been issued by any court of competent jurisdiction or by any governmental or regulatory body, nor shall any statute, rule, regulation or executive order have been promulgated or enacted by any governmental authority which prevents the consummation of the transactions contemplated by this Agreement; and

(ii) No action or proceeding before any court or any governmental or regulatory authority shall have been commenced by any governmental or regulatory body and shall be pending against any of the parties hereto or any of their respective affiliates, associates, officers or directors seeking to prevent or delay the transactions contemplated by this Agreement.

(b) Conditions to Obligation of the Buyers. The obligations of the Buyers hereunder are subject to the fulfillment at or prior to the Closing of the following additional conditions:

(i) The representations and warranties of Sponsor contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing Date.

(ii) The Sponsor shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

(iii) SPAC shall have delivered to Buyers a copy of the joinder the Registration Rights Agreement duly executed by SPAC.

(iv) SPAC shall have provided evidence of the termination of the existing business combination agreement and complete release of any actual or potential claims or liabilities thereunder.

(v) Access to the SPAC’s bank account(s) shall have been delivered to the Buyers.

(vi) SPAC shall have delivered evidence reasonably acceptable to Buyers that the deferred underwriting fee in connection with the SPAC’s IPO shall have been waived.

(vii) SPAC shall have delivered evidence reasonably acceptable to Buyers that the Services Agreement has been terminated and any amounts owed thereunder have been forgiven.

(viii) SPAC and/or Sponsor shall have fully satisfied, discharged and paid all of SPAC’s Liabilities other than the Liabilities that are reflected on Schedule 6(d)(vi), and shall have provided evidence thereof.

(ix) Sponsor and SPAC Directors shall have delivered to Buyers stock powers or other instruments of transfer, duly conveying the Transferred Securities to Buyers along with any other documentation that will be required by SPAC’s transfer agent including but not limited to any required opinion of counsel.

(x) The Class A ordinary shares shall continue to be listed on Nasdaq.

(xi) The Class B Conversion shall have occurred.

(c) Conditions to Obligation of the Sponsor. The obligations of the Sponsor hereunder are subject to the fulfillment at or prior to the Closing of the following additional conditions:

(i) The representations and warranties of the Buyers contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing Date.

(ii) The Buyers shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

(iii) The Buyers shall have entered into a joinder to the letter agreement that Sponsor and the SPAC Directors entered into with the SPAC upon the closing of the IPO (the “Insider Letter”).

(iv) The Buyers shall have entered into joinder agreements pursuant to which Buyers shall become parties to the Registration Rights Agreement.

(v) The Buyers shall have paid the Closing Date Contribution to Sponsor.

9. Release. Buyers hereby release Sponsor, SPAC and each of its and their officers, directors (including the SPAC Directors), members, managers and shareholders (the “Releasees”) from any claims that Buyers may have now or in the future, whether contractual, statutory or otherwise, against any of the Releasees relating to (i) the formation of SPAC, (ii) the operation of SPAC (including agreements between Sponsor and SPAC other than the Insider Letter and the Registration Rights Agreement) up to the Closing and (iii) the resignation of its officers, directors or employees as an officer, director or employee of SPAC, as applicable. Notwithstanding the foregoing, nothing herein shall be construed as a waiver or release of (x) any rights under this Agreement or any of the agreements executed and delivered hereunder, or (y) any claim for fraud, willful misconduct or gross negligence.

10. Indemnification and Exculpation; Insurance.

(a) All rights to exculpation or indemnification for acts or omissions occurring through the date hereof now existing in favor of any of the officers and directors of SPAC prior to the consummation of the Transactions as provided in the Articles will survive the execution of this Agreement and the Closing and will continue in full force and effect in accordance with their terms and will not be amended by SPAC to eliminate or reduce such rights except to the extent required by law.

(b) Buyers shall cause SPAC to renew or otherwise extend its directors’ and officers’ liability insurance policy to the expiration date of the SPAC (as extended in connection with the Extension), and shall obtain, obtain as of the closing of a Business Combination a “tail” insurance policy, to the extent available on commercially reasonable terms and at an aggregate cost of no higher than 100% of the premium of SPAC’s directors’ and officers’ liabilities insurance policy as of the date of this Agreement, extending coverage for an aggregate period of six (6) years (or such other coverage period as mutually agreed by the Parties and may be obtained within the cost limitation) providing directors’ and officers’ liability insurance with respect to claims arising from facts or events that occurred on or before the closing of the Business Combination covering (as direct beneficiaries) those persons who are as of the date of this Agreement currently covered by SPAC’s directors’ and officers’ liability insurance policy, of the type and with the amount of coverage no less favorable than those of the directors’ and officers’ liability insurance maintained as of the date of this Agreement by, or for the benefit of, the SPAC.

11. Additional Agreements.

(a) Expenses. Except as set forth in this Agreement, each party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the Transaction and the other transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(b) Waiver of Deferred Underwriting Fees. On or prior to the Closing Date, SPAC shall deliver to Buyers a waiver (in form and substance reasonably satisfactory to Buyers) by Jefferies LLC (“Jefferies”) and JMP Securities LLC (“JMP”) of the deferred underwriting fees which would be owed to Jefferies and JMP upon consummation of a Business Combination pursuant to that certain Underwriting Agreement dated October 26, 2021, between SPAC and Jefferies as representative of the several underwriters named therein (“Underwriting Agreement”).

(c) Registration Rights. On or prior to the Closing Date, Buyers shall enter into a joinder to that certain Registration Rights Agreement dated as of October 26, 2021, by and among SPAC and each of the parties thereto (the “Registration Rights Agreement”) and, pursuant to such joinder, will receive the same rights and benefits with respect to the Transferred Securities as previously held by Sponsor and the SPAC Directors.

(d) Right of First Refusal. In the event that the Buyers intend to sell or transfer any of the Transferred Securities (such offered securities, the “Offered Securities”) to a third party (other than any transfers, forfeitures or sales in connection with a Financing or a Business Combination), Buyers shall give to Sponsor notice of such intent within five business days (the “ROFR Notice”) and Sponsor shall have the right to make an offer to purchase the Offered Securities before Buyers complete the transaction. Sponsor shall have five business days after the date of the ROFR Notice to exercise its right to submit an offer to purchase all of the Offered Securities. If Sponsor submits an offer, Buyers will have a period of five business days from the date of Sponsor’s offer to solicit competing offers from third parties, and Sponsor will be given the opportunity to match or exceed such third party offers. If Sponsor does not submit an offer within five business days, or if Sponsor does not match or exceed such third party offers, then Buyers may transfer the Offered Securities to any third party on terms no less favorable to Buyers than the terms offered by Sponsor. This right of first refusal shall expire on the thirtieth day following the delivery of the ROFR Notice.

(e) Post-Business Combination Sharing of Ownership. The Parties agree that upon closing of a Business Combination, after payment of any Transferred Securities as compensation for a PIPE, a non-redemption agreement, a forfeiture agreement or any similar agreement, the ownership of the Founders Shares and the Private Placement Warrants shall be adjusted such that the Buyers shall own 75% of the total outstanding Founders Shares and Private Placement Warrants and the Sponsor and the SPAC Directors shall own 25% the total outstanding Founders Shares and Private Placement Warrants on a pari passu basis. In furtherance of the foregoing, Sponsor and each of the SPAC Directors agree that, to the extent that, in connection with the SPAC’s initial Business Combination, the Buyers agree to forfeit, cancel, transfer, defer, amend or waive the terms of, or subject to earnout or lock-up or any other restriction all or a portion of the Transferred Securities, Sponsor and the SPAC Directors shall subject all of the Retained Securities to the same treatment, pro rata, based on the number of the applicable Retained Securities out of the total number of Founder Shares or Private Placement Warrants, as applicable, and provided that all holders of Founder Shares and Private Placement Warrants subject their Founder Shares and Private Placement Warrants to the same treatment; and provided, further, that that if the Buyers enter into any agreement that give it the right, on an absolute or contingent basis, to earn back or restore the value or original terms of the Founder Shares or Private Placement Warrants that were the subject of any such forfeitures, cancellations, transfers, deferrals, amendments, waivers, earn-outs, lock-ups or other restrictions, the Sponsor and SPAC Directors shall be provided the same rights on a pro rata basis. In addition, in connection with SPAC’s initial Business Combination, Sponsor and the SPAC Directors shall enter into any voting support agreement, lock-up agreement, registration rights agreement or other similar agreement that SPAC and Buyers enter into and Sponsor shall have full authority to sign on behalf of the Sponsor and SPAC Directors including any anchor investors. Neither Sponsor nor any SPAC Director shall have the right to consent on any of these actions. The decisions shall be made solely by Buyers. The parties further agree that this ownership split shall apply only to the Founders Shares and Private Placement Warrants and would not apply to any public shares or warrants that may be purchased by any of the Parties. In addition, if Buyers or their affiliates receive any fees for placement, advisory or otherwise in connection with the Business Combination, such fees shall be solely the property of Buyers.

(f) Right to Invest. In the event that a PIPE, bridge financing or other investment (the “Financing”) is contemplated either as part of a Business Combination or prior to such Business Combination, Buyers must provide notice of the proposed Financing and all material terms thereof to Sponsor and Sponsor shall have the right to participate in the Financing, up to an aggregate of 25% of the total Financing amount. Notwithstanding the foregoing, if Buyers opt to sell any of the Transferred Securities to any third party in connection with a Financing, Buyers are not obligated to sell any of the Transferred Securities to Sponsor or the SPAC Directors.

(g) No Transfers. Except for the transactions contemplated hereby, none of the Sponsor nor any of the SPAC Directors shall take any actions to transfer, directly or indirectly, any of the Retained Securities prior to the consummation of a Business Combination, subject to the provisions of the Insider Letter and any other lock-up or similar agreement entered into in accordance with Section (11)(e) hereof. Sponsor and SPAC Directors hereby acknowledge that they will continue to be subject to the restrictions set forth in the Insider Letter.

(h) Business Combination Targets. Sponsor agrees to provide to Buyers all of the books and records of SPAC except for such books and records which would be immaterial to the continued operations of SPAC. Sponsor and SPAC further agree to provide to Buyers a true and correct list of all potential targets (the “Targets”) for a Business Combination with which it has entered into a non-disclosure agreement (“NDA”) and any agreements which may result in potential Liabilities or continuing obligations which may arise after the Closing Date relating to the SPAC’s operations prior to the Closing Date. Sponsor agrees to provide such other documentation relating to the SPAC’s operations prior to the Closing Date as Buyers or SPAC may reasonably request. Buyers agree that SPAC will not enter into an agreement for a Business Combination with any of the Targets without the prior consent of one of Angela Blatteis, Philippe Tartavull or Greg Klein.

12. Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing: (a) by written consent of the Parties or (b) if the Closing has not occurred on or prior to June 26, 2023 at 11:30 a.m. Eastern time. In the event of the termination of this Agreement, this Agreement shall become void and of no further force or effect without liability of any Party (or any shareholder, director, officer, employee, affiliate, agent, consultant or representative of such Party) to the other Parties hereto; provided that, if such termination shall result from the willful and material breach by a Party of its covenants and agreements hereunder or common law fraud or willful and material breach in connection with the transactions contemplated by this Agreement, such Party shall not be relieved of liability to the other Parties for any such willful and material breach or common law fraud occurring prior to such termination. The provisions of Sections 9, 10, 11, and 12 will survive any termination of this Agreement.

13. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(b) Severability. If any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

(c) Assignment; Binding Effect; Third Party Beneficiaries. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon and inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns. There are no third-party beneficiaries having rights under or with respect to this Agreement.

(d) Further Assurances. If any further action is necessary or reasonably desirable to carry out this Agreement’s purposes, each party will take such further action (including executing and delivering any further instruments and documents and providing any reasonably requested information) as the other party reasonably may request.

(e) Nonsurvival of Representations, Warranties and Covenants. None of the representations, warranties, covenants or obligations in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions will survive the Closing and shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (i) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing and then only with respect to any breaches occurring after the Closing and (ii) Sections 9, 10, 11, and 12.

(f) Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be deemed to have been duly given (i) when delivered, if delivered by personal delivery, (ii) when delivered if delivered by email or other electronic means, with affirmative confirmation of receipt, (iii) three business days after being sent, if sent by certified or registered United States mail (postage prepaid, return receipt requested), (iv) one business day after being sent, if sent by a nationally recognized overnight delivery service for next day delivery, in each case as follows (or to such other address as any Party may give in a notice given in accordance with the provisions hereof):

If to the Sponsor, SPAC Directors or, prior to Closing, the SPAC:

TKB Critical Technologies 1

400 Continental Blvd., Suite 600

El Segundo, CA 90245

Attention: Angela Blatteis

Email: ablatteis@tkbtech.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: Elliott Smith;

Email: elliott.smith@whitecase.com;

If to Buyers:

John Lipman

888 San Clemente Dr., Suite 400

Newport Beach, CA 92660

rothch@roth.com

with a copy (which will not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Mitchell Nussbaum, Esq.

(g) Specific Performance; Remedies. Each Party acknowledges and agrees that the other Parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages may be inadequate. Accordingly, the Parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in addition to any other remedy to which they may be entitled, at law or in equity, without the requirement to post any bond or other security or to prove that money damages would be inadequate, in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law; Venue. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles. Any action or proceeding arising under or with respect to this Agreement shall be brought in a federal or state court having jurisdiction located in the County of New York, State of New York. Each party agrees to submit to jurisdiction and to waive any objection as to venue in the courts located in the State of New York.

(j) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(k) Amendment. This Agreement may not be amended or modified except by a writing signed by both of the parties.

(l) Extensions; Waivers. Any Party may, for itself only, (a) extend the time for the performance of any of the obligations of any other Party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the Party to be bound thereby. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extent to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the party of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

(m) Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, which delivery may be made by exchange of copies of the signature page by facsimile transmission, “portable document format” (“.pdf”) or other electronic transmission.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

TKB SPONSOR I, LLC

By:	/s/ Angela Blatteis
Name:	Angela Blatteis
Title:	Manager

By:	/s/ Philippe Tartavull
Name:	Philippe Tartavull
Title:	Manager

By:	/s/ Greg Klein
Name:	Greg Klein
Title:	Manager

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
Name:	Angela Blatteis
Title:	Co-Chief Executive Officer and Chief Financial Officer

SPAC DIRECTORS:

/s/ Frank Levinson
Frank Levinson

/s/ Michael Herson
Michael Herson

/s/ Ryan O’Hara
Ryan O’Hara

/s/ William Zerella
William Zerella

BUYERS:

CR FINANCIAL HOLDINGS INC.

By:	/s/ Gerald Mars
Name:	Gerald Mars
Title:	Chief Financial Officer

CRAIG-HALLUM CAPITAL GROUP LLC

By:	/s/ Steven Dyer
Name:	Steven Dyer
Title:	Chief Executive Officer

/s/ Ryan Hultstrand
Ryan Hultstrand

/s/ Jack O’Brien
Jack O’Brien

/s/ John Demarais
John Demarais

/s/ William F. Hartfiel III
William F. Hartfiel III

/s/ Jim Zavoral
Jim Zavoral

/s/ Steven Dyer
Steven Dyer

/s/ Brad Baker
Brad Baker

/s/ Kevin Harris
Kevin Harris

/s/ John Lipman
John Lipman

/s/ Adam Rothstein
Adam Rothstein

/s/ Sam Chawla
Sam Chawla

/s/ Chris Bradley
Chris Bradley

14

Exhibit 10.2

MUTUAL TERMINATION AGREEMENT

This MUTUAL TERMINATION AGREEMENT (this “Agreement”), dated as of June 25, 2023, is by and among Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Wejo”), TKB Critical Technologies 1, an exempted company incorporated under the laws of the Cayman Islands (“TKB”), Green Merger Subsidiary Limited, an exempted company incorporated under the laws of the Cayman Islands (“Merger Sub 1”), Wejo Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Holdco”), and Wejo Acquisition Company Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Merger Sub 2”).

W I T N E S S E T H:

WHEREAS, Wejo, TKB and Merger Sub 1 entered into that certain Business Combination Agreement, dated as of January 10, 2023 (the “Business Combination Agreement”);

WHEREAS, on January 16, 2023, Holdco and Merger Sub 2, signed a joinder agreement to the Business Combination Agreement agreeing to be bound by it as if they were original parties thereto;

WHEREAS, Section 7.1(a) of the Business Combination Agreement provides that the Business Combination Agreement may be terminated at any time prior to the Effective Time by mutual written consent of Wejo and TKB;

WHEREAS, the Wejo Board and the TKB Board has each determined that it is in the best interests of Wejo and the shareholders of Wejo and of TKB and the shareholders of TKB, respectively, to terminate the Business Combination Agreement in accordance with the terms hereof; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Business Combination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

1. Termination. The parties hereto mutually agree that, pursuant to Section 7.1(a) of the Business Combination Agreement, effective as of the date hereof and without further action of any party or other Person, the Business Combination Agreement is hereby terminated in its entirety by mutual written consent of TKB and Wejo (the “Termination”). As of the date hereof, the Business Combination Agreement shall become void and have no effect, without any liability or obligation on the part of the parties; provided, that Section 7.2 and Article VIII of the Business Combination Agreement shall survive the Termination and the Confidentiality Agreement shall remain in full force and effect in accordance with its terms.

2. Mutual Releases. In consideration of the covenants, agreements and undertakings of the parties set forth herein, each party, on behalf of itself and its respective present and former Subsidiaries, Affiliates, officers, directors, stockholders, employees, agents, representatives, successors and assigns (collectively, “Releasors”) hereby releases, waives, and forever discharges the other parties and their respective present and former Subsidiaries, Affiliates, officers, directors, stockholders, employees, agents, representatives, successors and assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, damages, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law or in equity, which any of such Releasors ever had, now have, or hereafter may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time through the date of this Agreement arising out of or relating to the Business Combination Agreement or in connection with the transactions contemplated by the Business Combination Agreement, or the termination thereof (collectively, “Claims”); provided that notwithstanding the foregoing, nothing herein shall release a party from, and Claims shall not include, the obligations of such party under this under (x) this Agreement, (y) the Confidentiality Agreement or (z) any agreements entered into following the date hereof. The Releasors irrevocably covenant not to assert any claim or demand, or commence, institute or voluntarily aid in any way, or cause to be commenced or instituted any proceeding of any kind against any Releasee based upon any Claim.

3. Public Announcements. Each of TKB and Wejo shall consult with the other party hereto before issuing any press release or making any public announcement or statement with respect to this Agreement, the Business Combination Agreement, the Mergers or any other transactions contemplated by the Business Combination Agreement, and shall not issue any such press release or make any such public announcement or statement without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that (a) a party may, without the prior consent of the other party hereto, issue any such press release or make any such public announcement or statement as may be required by Law, SEC regulation, or by obligations pursuant to any listing agreement with or rules of Nasdaq in which case, each party shall provide drafts in advance of and as soon as reasonably practicable; and (b) each party may, without consultation or consent of the other party, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in filings by such party with the SEC, so long as such statements are consistent with previous press releases, public disclosures or public statements made by such party in compliance with this Agreement.

4. Representations and Warranties. Each party represents and warrants to the other parties that: (i) such party has all requisite power and authority to enter into this Agreement and to take the actions contemplated hereby; (ii) the execution and delivery of this Agreement and the actions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of such Party; and (iii) this Agreement has been duly executed and delivered by such party and, assuming the due authorization, execution and delivery by the other parties, constitutes a legal, valid and binding obligation of such, enforceable against such party in accordance with its terms, subject to the Enforceability Exceptions.

5. Amendments. This Agreement may not be amended except by an instrument in writing signed on behalf of each Wejo and TKB. Any agreement on the part of a party hereto to any extension or waiver of the Agreement shall be valid only if set forth in a written instrument signed on behalf of such party.

6. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

7. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page to this Agreement or by electronic means, including docusign, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

8. Incorporation by Reference. Sections 8.3 through 8.5 and 8.7 through 8.17 of the Business Combination Agreement are hereby incorporated into this Agreement by reference, and shall apply hereto as though set forth herein, mutatis mutandis.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Mutual Termination Agreement to be executed as of the date first written above by their respective directors or officers thereunto duly authorized.

WEJO GROUP LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

GREEN MERGER SUBSIDIARY LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

WEJO HOLDINGS LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

WEJO ACQUISITION COMPANY LIMITED

By:	/s/ John Maxwell
	Name:	John Maxwell
	Title:	Chief Financial Officer

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
	Name:	Angela Blatteis
	Title:	Co-Chief Executive Officer and Chief Financial Officer

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Exhibit 99.1

TKB CRITICAL TECHNOLOGIES 1 ANNOUNCES ADJOURNMENT OF SHAREHOLDER MEETING

EL SEGUNDO, CA -- June 26, 2023 -- TKB Critical Technologies 1, a Cayman Islands exempted company (the “Company”) (NASDAQ: USCT), today filed a supplement (the “Proxy Supplement”) to its proxy statement dated June 15, 2023 (“Proxy Statement”) disclosing that it intends to open the Extraordinary General Meeting (the “Meeting”) as scheduled on June 26, 2023, at 11:30 a.m. Eastern Time, and then immediately adjourn the Meeting to June 28, 2023 at 11:30 a.m. Eastern Time to allow the Company additional time to engage with shareholders. The Proxy Supplement also clarifies that record date for determining the Company’s shareholders entitled to receive notice of and to vote at the Meeting is June 9, 2023.

Shareholders as of the record date can vote on the proposals to be submitted to shareholders at the Meeting, even if they have subsequently sold their shares. Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

Because the Company intends to adjourn the meeting to June 28, 2023, the deadline for submission of public Class A ordinary shares for redemption will be extended to 5:00 p.m. Eastern time on June 26, 2023. Shareholders who wish to withdraw their previously submitted redemption request may do so prior to the taking of the shareholders’ vote at the Meeting by requesting that the transfer agent return such shares.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On June 15, 2023, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Meeting. The Company filed a proxy supplement to the definitive proxy statement on June 26, 2023. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND PROXY SUPPLEMENT (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

About the Company

TKB Critical Technologies 1 is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Company Contact:

Angela Blatteis

Co-Chief Executive Officer and Chief Financial Officer

ablatteis@tkbtech.com

Proxy Solicitor:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

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